PROVISIONS	12 Months Ended
Dec. 31, 2023
Other provisions [abstract]
Provisions	Provisions

a) Provisions
	As at December 31, 2023	As at December 31, 2022
Environmental rehabilitation (“PER”)	$1,883	$2,013
Post-retirement benefits	36	46
Share-based payments	20	14
Other employee benefits	36	36
Other	83	102
	$2,058	$2,211

b) Environmental Rehabilitation
	2023	2022
At January 1	$2,204	$2,725
PERs divested during the year[1]	(64)	—
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	14	(117)
Settlements
Cash payments	(117)	(102)
Settlement gains	(7)	(5)
Accretion	29	23
Operating Sites
PER revisions in the year	91	(317)
Settlements
Cash payments	(50)	(43)
Settlement gains	(5)	(3)
Accretion	58	43
At December 31	$2,153	$2,204
Current portion (note 24)	(270)	(191)
	$1,883	$2,013
[1] Primarily relates to the transfer of our Porgera mine to equity accounting method investment.

The eventual settlement of substantially all PERs estimated is expected to take place between 2024 and 2063.

The total PER has increased in the fourth quarter of 2023 by $56 million primarily due to a decrease in the discount rate, accretion and changes in cost estimates at our U.S. closure sites, Lumwana, Carlin, Cortez, Tongon and Loulo-Gounkoto properties, partially offset by the transfer of our Porgera mine to equity accounting method investment and spending incurred during the quarter. For the year ended December 31, 2023, our PER balance decreased by $51 million primarily due to spending incurred during the year, an increase in the discount rate, and the transfer of our Porgera mine to equity accounting method investment, partially offset by the changes in cost estimates described above, as well as our Phoenix property mainly driven by its conformance to the Global Industry Standard on Tailings Management, combined with accretion. A 1% increase in the discount rate would result in a decrease in the PER by $200 million and a 1% decrease in the discount rate would result in an increase in the PER by $243 million, while holding the other assumptions constant.